Fees Summary	Jan. 29, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 1,615.77
Total Fee Amount	1,615.77
Total Transaction Valuation	11,700,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00